Exhibit (h.16)

Exhibit A

iShares Trust

ICE 0-3 Month US Treasury Securities Index
ICE 2026 Maturity US Inflation-Linked Treasury Index
ICE 2027 Maturity US Inflation-Linked Treasury Index
ICE 2028 Maturity US Inflation-Linked Treasury Index
ICE 2029 Maturity US Inflation-Linked Treasury Index
ICE 2030 Maturity US Inflation-Linked Treasury Index
ICE 2031 Maturity US Inflation-Linked Treasury Index
ICE 2032 Maturity US Inflation-Linked Treasury Index
ICE 2033 Maturity US Inflation-Linked Treasury Index
ICE 2034 Maturity US Inflation-Linked Treasury Index
ICE 2035 Maturity US Inflation-Linked Treasury Index
ICE 2036 Maturity US Inflation-Linked Treasury Index
ICE 2026 Maturity US Treasury Index
ICE 2027 Maturity US Treasury Index
ICE 2028 Maturity US Treasury Index
ICE 2029 Maturity US Treasury Index
ICE 2030 Maturity US Treasury Index
ICE 2031 Maturity US Treasury Index
ICE 2032 Maturity US Treasury Index
ICE 2033 Maturity US Treasury Index
ICE 2034 Maturity US Treasury Index
ICE 2035 Maturity US Treasury Index
ICE 2036 Maturity US Treasury Index
ICE 2044 Maturity US Treasury Index
ICE 2045 Maturity US Treasury Index
ICE 2046 Maturity US Treasury Index
ICE 2054 Maturity US Treasury Index
ICE 2055 Maturity US Treasury Index
ICE 2056 Maturity US Treasury Index
ICE AMT-Free California Municipal Index
ICE AMT-Free New York Plus Municipal Index
ICE AMT-Free US National Municipal Index
ICE AMT-Free US Long National Municipal Index
ICE Exchange-Listed Preferred & Hybrid Securities Index
ICE Short Maturity AMT-Free US National Municipal Index
ICE Short US Treasury Securities Index
ICE U.S. Treasury 0-5 Year Inflation Linked Bond Index
ICE U.S. Treasury 1-3 Year Bond Index
ICE U.S. Treasury 3-7 Year Bond Index
ICE U.S. Treasury 7-10 Year Bond Index
ICE U.S. Treasury 10-20 Year Bond Index
ICE U.S. Treasury 20+ Year Bond Index
ICE U.S. Treasury Core Bond Index

ICE U.S. Treasury Inflation Linked Bond Index
NYSE Biotechnology Index
NYSE Semiconductor Index
NYSE® FactSet® Global Autonomous Driving and Electric Vehicle Index
NYSE® FactSet Global Blockchain Technologies Index
NYSE® FactSet® Global Cyber Security Index
NYSE® FactSet® Global Genomics and Immuno Biopharma Index
NYSE® FactSet® Global Neuro Biopharma and MedTech Index
NYSE® FactSet® U.S. Infrastructure Index
NYSE® FactSet® U.S. Tech Breakthrough Index

2